UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): November 3, 2010
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
5215 N. O’Connor Blvd., Suite 1400 Irving, Texas 75039 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.
On November 3, 2010, Nexstar Broadcasting Group, Inc. (the “Company”) issued a press release announcing its financial results for the period ended September 30, 2010. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. Also on November 3, 2010, the Company held a conference call with analysts and investors to report its financial results for the quarter ended September 30, 2010. The transcript of the conference call is furnished as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.          Description

99.1                      Press Release of Nexstar Broadcasting Group, Inc. dated November 3, 2010.

99.2                      Transcript of conference call held November 3, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Date: November 8, 2010	By: Name: Title:	/s/ Thomas E. Carter Thomas E. Carter Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Nexstar Broadcasting Group, Inc. dated November 3, 2010.
99.2	Transcript of conference call held November 3, 2010.